Exhibit 99

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Flagler Operating Property Information

SUNRISE CORPORATE PLAZA I

DUPONT CENTER

FLAGLER STATION

DORAL CONCOURSE

SOUTHPARK CENTER

FLAGLER CENTER

FLAGLER® DEVELOPMENT COMPANY

2

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FLAGLER DEVELOPMENT COMPANY
OPERATING PROPERTIES

	Building Name	Year Built	Location	Type	Total Rentable SF	12/31/2005 Occupied SF	12/31/2005 Occupied %	Rental Properties Operating Profit 3 months ended 12/31/2005 [1]	Rental Properties Depreciation and Amortization 3 months ended 12/31/2005	Rental Properties Operating Profit before Depreciation and Amortization 3 months ended 12/31/2005 [1]
same store	duPont Center I	1987	Jacksonville	Office	80,000	63,295	79%	49,394	126,126	175,520
same store	duPont Center II	1989	Jacksonville	Office	80,000	79,950	100%	168,219	119,280	287,499
2	**duPont Center**				160,000	143,245	90%	217,613	245,406	463,019
same store	Deerwood South Office Building 1	1996	Jacksonville	Office	124,225	126,790	94%	209,244	159,215	368,459
same store	Deerwood South Office Building 2	1996	Jacksonville	Office	124,735	109,713	88%	165,705	129,131	294,836
same store	Deerwood South Office Building 3	1996	Jacksonville	Office	126,121	126,121	100%	275,650	135,810	411,460
same store	Deerwood South Office Building 4	1998	Jacksonville	Office	134,931	123,124	91%	231,806	146,574	378,380
same store	Deerwood North Office Building 1	1999	Jacksonville	Office	135,283	133,889	99%	242,725	197,606	440,331
same store	Deerwood North Office Building 2	2001	Jacksonville	Office	135,270	134,374	99%	253,787	176,627	430,414
new in 2004	Deerwood North Office Building 3	2004	Jacksonville	Office	112,390	108,211	96%	135,118	214,764	349,882
7	**Deerwood**				902,965	862,422	96%	1,414,035	1,259,727	2,673,762
same store	Flagler Center Office 1	1999	Jacksonville	Office	123,298	123,298	100%	155,667	223,575	379,242
same store	Flagler Center OSW 1	1997	Jacksonville	Office/Showroom/Warehouse	147,553	147,572	100%	295,486	76,772	372,258
same store	Flagler Center OSW 2	1998	Jacksonville	Office/Showroom/Warehouse	61,037	62,041	100%	32,428	45,656	78,084
same store	Flagler Center OSW 3	1998	Jacksonville	Office	134,085	134,085	100%	275,605	80,858	356,462
same store	Flagler Center OSW 4	1999	Jacksonville	Office	97,183	95,803	99%	(12,635)	253,138	240,503
same store	Flagler Center FLW 1	1997	Jacksonville	Front Load Warehouse	98,800	79,081	80%	39,399	36,166	75,565
same store	Flagler Center RB 1	1997	Jacksonville	Rail Building	107,800	107,800	100%	64,752	40,685	105,437
7	**Flagler Center**				770,556	749,680	97%	850,702	756,850	1,607,552
same store	Avenues Office Building 1	1992	Jacksonville	Office	80,018	77,166	96%	75,410	138,047	213,457
same store	Avenues Office Building 2	1993	Jacksonville	Office	80,814	62,543	78%	40,291	105,946	146,237
same store	Avenues Office Building 3	1995	Jacksonville	Office	80,936	26,123	32%	71,620	72,928	144,548
same store	Avenues OW 2, Bldg 600	1996	Jacksonville	Office/Warehouse	154,326	154,326	100%	132,318	46,085	178,403
same store	Avenues OSW 1, Bldg 100	1992	Jacksonville	Office/Showroom/Warehouse	40,571	30,764	76%	30,465	55,115	85,580
same store	Avenues OSW 2, Bldg 200	1992	Jacksonville	Office/Showroom/Warehouse	61,911	13,962	23%	57,632	41,860	99,492
same store	Avenues OSW 3, Bldg 500	1997	Jacksonville	Office/Showroom/Warehouse	71,971	71,871	100%	97,893	74,533	172,426
7	**Gran Park at the Avenues**				570,547	436,755	77%	505,629	534,514	1,040,143
same store	Southpoint Office Building 1	1999	Jacksonville	Office	59,600	59,600	100%	77,962	112,724	190,686
1	**The Office Centre at Southpoint**				59,600	59,600	100%	77,962	112,724	190,686
24	**TOTAL NORTH REGION**				2,463,368	2,251,702	91%	3,065,941	2,909,221	5,975,162
same store	SouthPark Center - Office 1	1998	Orlando	Office	144,931	115,850	80%	196,871	245,069	441,940
same store	SouthPark Center - Office 2	1999	Orlando	Office	144,952	139,803	97%	488,685	212,338	701,023
same store	SouthPark Center - Office 3	2001	Orlando	Office	182,613	183,303	100%	299,324	336,235	635,559
same store	SouthPark Center - Office 4	2000	Orlando	Office	98,384	98,384	100%	124,102	204,168	328,270
same store	SouthPark Center - OSW 1	1998	Orlando	Office/Showroom/Warehouse	131,607	131,607	100%	183,153	189,456	372,609
new in 2004	SouthPark Center II - Office 1000	2004	Orlando	Office	136,414	136,414	100%	292,784	268,627	561,411
6	**SouthPark Center**				838,801	805,161	96%	1,584,919	1,455,873	3,040,792
6	**TOTAL CENTRAL REGION**				838,801	805,161	96%	1,584,919	1,455,873	3,040,792

FLAGLER
DEVELOPMENT COMPANY

3

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Real Estate Development Pipeline

BUILDING 1100 AT FLAGLER STATION

OFFICE BUILDING UNDER CONSTRUCTION
FLAGLER STATION, MIAMI, FLORIDA

INDUSTRIAL BUILDING IN LEASE UP
FLAGLER STATION, MIAMI, FLORIDA

INDUSTRIAL BUILDING IN LEASE UP
FLAGLER CENTER, JACKSONVILLE, FLORIDA

OFFICE BUILDING IN LEASE UP
SOUTHPARK CENTER, ORLANDO, FLORIDA

FLAGLER® DEVELOPMENT COMPANY

6

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Land Held for Development

FLAGLER CENTER

FLAGLER STATION

LAKELAND CENTRAL PARK

LEMBERG TRACT

FLAGLER DEVELOPMENT COMPANY

9

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Exhibit 99

[LOGO OF FLORIDA EAST COAST INDUSTRIES]

[GRAPHIC APPEARS HERE]

Deerwood North 400

Florida East Coast Industries, Inc.

Supplemental Real Estate Information Package
December 31, 2005

[LOGO OF FLAGLER DEVELOPMENT COMPANY]

Florida East Coast Industries, Inc.

Supplemental Real Estate Information Package

INDEX

Introduction
INTRODUCTION AND FORWARD-LOOKING STATEMENTS	1

Flagler Operating Property Information
DETAIL OF PROPERTY PORTFOLIO, INCLUDING OCCUPANCY, FINANCIAL MEASURES AND SUBSEQUENT EVENTS	3-4
LEASE EXPIRATIONS	5
REAL ESTATE DEVELOPMENT PIPELINE	7

Land Held for Development
LAND HOLDINGS	8
INFORMATION AND ESTIMATES FOR MAJOR DEVELOPMENTS	10

Realty and Land
REALTY AND LAND CURRENTLY ON THE MARKET FOR SALE OR UNDER CONTRACT	11

[LOGO OF FLAGLER DEVELOPMENT COMPANY]

Introduction

Purpose

The purpose of this package is to provide investors with additional information about the Company’s real estate holdings.

About Florida East Coast Industries, Inc.

Florida East Coast Industries, Inc., headquartered in St. Augustine, FL, conducts operations through two wholly owned subsidiaries, Flagler Development Company (Flagler) and Florida East Coast Railway, L.L.C. (FECR).  Flagler owns, develops, leases and manages commercial and industrial real estate properties in Florida. FECR is a regional freight railroad that operates 351 miles of main line track from Jacksonville to Miami and provides intermodal drayage services at terminals located in Atlanta, Jacksonville, Ft. Lauderdale and Miami.  For more information, visit the Company’s website at http://www.feci.com.

About Flagler Development Company

A subsidiary of Florida East Coast Industries, headquartered in Jacksonville, FL, Flagler owns, develops, leases and manages approximately 8.2 million square feet of office and industrial space, including 119,000 square feet under construction. Flagler’s space consists of Class-A office and industrial properties, primarily in Jacksonville, Orlando Sunrise and Miami. In addition, Flagler owns approximately 643 acres of entitled land in Florida which is available for development of up to an additional 10.1 million square feet and Flagler owns approximately 2,540 acres of other Florida properties.

About Florida East Coast Railway’s Lands

In addition to Flagler’s realty holdings, Florida East Coast Railway has land holdings of 1,622 acres which are redundant to the Railway’s operating requirements. Over time, the Railway has been reconfiguring its operations to improve efficiency of asset utilization and free up lands for higher and better uses. This process is continuing.

Contact:

Bradley D. Lehan
(904) 819-2128

Forward-Looking Statements
This Information Package contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the Company’s future timing and costs of pursuing its development projects and the timing and amounts of resultant future rental revenues; changes in the real estate market or in general economic conditions, including the possibility of a general economic slowdown or recession; product and geographical concentration; industry competition; changes in interest rates and capital markets; discretionary government decisions affecting the use of land, and delays resulting therefrom; changes in the management team; changes in tax laws; weather conditions and other natural occurrences that may affect construction or cause damage to assets; liability for environmental remediation and changes in environmental laws and regulations; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement on definitive terms or to close transactions; costs and availability of land and construction materials; limitations on and challenges to title of property; risks related to the financial strength of joint venture projects; changes in policies and practices or organized labor groups; shortages in electrical power; and other risks inherent in the real estate business. Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligations to update the information contained in this Information Package, which speaks only as of its date.

[LOGO OF FLAGLER DEVELOPMENT COMPANY]

Flagler Operating Property Information

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

SUNRISE CORPORATE PLAZA I	DUPONT CENTER	FLAGLER STATION

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

DORAL CONCOURSE	SOUTHPARK CENTER	FLAGLER CENTER

[LOGO OF FLAGLER DEVELOPMENT COMPANY]

FLAGLER DEVELOPMENT COMPANY
OPERATING PROPERTIES

	Building Name	Year Built	Location	Type	Total Rentable SF	12/31/2005 Occupied SF	12/31/2005 Occupied %

same store	duPont Center I	1987	Jacksonville	Office	80,000	63,295	79%
same store	duPont Center II	1988	Jacksonville	Office	80,000	79,950	100%

2	duPont Center				160,000	143,245	90%

same store	Deerwood South Office Building 1	1996	Jacksonville	Office	134,235	126,790	94%
same store	Deerwood South Office Building 2	1996	Jacksonville	Office	124,735	109,713	88%
same store	Deerwood South Office Building 3	1996	Jacksonville	Office	126,121	126,121	100%
same store	Deerwood South Office Building 4	1998	Jacksonville	Office	134,931	123,324	91%
same store	Deerwood North Office Building 1	1999	Jacksonville	Office	135,283	133,889	99%
same store	Deerwood North Office Building 2	2001	Jacksonville	Office	135,270	134,374	99%
new in 2004	Deerwood North Office Building 3	2004	Jacksonville	Office	112,390	108,211	96%

7	Deerwood				902,965	862,422	96%

same store	Flagler Center Office 1	1999	Jacksonville	Office	123,298	123,298	100%
same store	Flagler Center OSW 1	1997	Jacksonville	Office/Showroom/Warehouse	147,553	147,572	100%
same store	Flagler Center OSW 2	1998	Jacksonville	Office/Showroom/Warehouse	61,837	62,041	100%
same store	Flagler Center OSW 3	1998	Jacksonville	Office	134,085	134,085	100%
same store	Flagler Center OSW 4	1999	Jacksonville	Office	97,183	95,803	99%
same store	Flagler Center FLW 1	1997	Jacksonville	Front Load Warehouse	98,800	79,081	80%
same store	Flagler Center RB 1	1997	Jacksonville	Rail Building	107,800	107,800	100%

7	Flagler Center				770,556	749,680	97%

same store	Avenues Office Building 1	1992	Jacksonville	Office	80,018	77,166	96%
same store	Avenues Office Building 2	1993	Jacksonville	Office	80,614	62,543	78%
same store	Avenues Office Building 3	1995	Jacksonville	Office	80,936	26,123	32%
same store	Avenues OW 2, Bldg 600	1996	Jacksonville	Office/Warehouse	154,326	154,326	100%
same store	Avenues OSW 1, Bldg 100	1992	Jacksonville	Office/Showroom/Warehouse	40,571	30,764	76%
same store	Avenues OSW 2, Bldg 200	1992	Jacksonville	Office/Showroom/Warehouse	61,911	13,962	23%
same store	Avenues OSW 3, Bldg 500	1997	Jacksonville	Office/Showroom/Warehouse	71,871	71,871	100%

7	Gran Park at the Avenues				570,247	436,755	77%

same store	Southpoint Office Building 1	1999	Jacksonville	Office	59,600	59,600	100%

1	The Office Centre at Southpoint				59,600	59,600	100%

24	TOTAL NORTH REGION				2,463,368	2,251,702	91%

same store	SouthPark Center- Office 1	1998	Orlando	Office	144,931	115,650	80%
same store	SouthPark Center - Office 2	1999	Orlando	Office	144,852	139,803	97%
same store	SouthPark Center - Office 3	2001	Orlando	Office	182,613	183,303	100%
same store	SouthPark Center - Office 4	2000	Orlando	Office	98,384	98,384	100%
same store	SouthPark Center - OSW 1	1998	Orlando	Office/Showroom/Warehouse	131,607	131,607	100%
new in 2004	SouthPark Center II- Office 1000	2004	Orlando	Office	136,414	136,414	100%

6	SouthPark Center				838,801	805,161	96%

6	TOTAL CENTRAL REGION				838,801	805,161	96%

	Building Name	Year Built	Location	Type	Rental Properties Operating Profit 3 months ended 12/31/2005 (1)	Rental Properties Depreciation and Amortization 3 months ended 12/31/2005	Rental Properties Operating Profit before Depreciation and Amortization 3 months ended 12/31/2005 (1)

same store	duPont Center I	1987	Jacksonville	Office	49,394	126,126	175,520
same store	duPont Center II	1988	Jacksonville	Office	168,219	119,280	287,499

2	duPont Center				217,613	245,406	463,019

same store	Deerwood South Office Building 1	1996	Jacksonville	Office	209,244	159,215	368,459
same store	Deerwood South Office Building 2	1996	Jacksonville	Office	165,705	129,131	294,836
same store	Deerwood South Office Building 3	1996	Jacksonville	Office	275,650	135,810	411,460
same store	Deerwood South Office Building 4	1998	Jacksonville	Office	231,806	146,574	378,380
same store	Deerwood North Office Building 1	1999	Jacksonville	Office	242,725	197,606	440,331
same store	Deerwood North Office Building 2	2001	Jacksonville	Office	153,787	276,627	430,414
new in 2004	Deerwood North Office Building 3	2004	Jacksonville	Office	135,118	214,764	349,882

7	Deerwood				1,414,035	1,259,727	2,673,762

same store	Flagler Center Office 1	1999	Jacksonville	Office	155,667	223,575	379,242
same store	Flagler Center OSW 1	1997	Jacksonville	Office/Showroom/Warehouse	295,486	76,772	372,258
same store	Flagler Center OSW 2	1998	Jacksonville	Office/Showroom/Warehouse	32,428	45,656	78,084
same store	Flagler Center OSW 3	1998	Jacksonville	Office	275,605	80,858	356,463
same store	Flagler Center OSW 4	1999	Jacksonville	Office	(12,635)	253,138	240,503
same store	Flagler Center FLW 1	1997	Jacksonville	Front Load Warehouse	39,399	36,166	75,565
same store	Flagler Center RB 1	1997	Jacksonville	Rail Building	64,752	40,685	105,437

7	Flagler Center				850,702	756,850	1,607,552

same store	Avenues Office Building 1	1992	Jacksonville	Office	75,410	138,047	213,457
same store	Avenues Office Building 2	1993	Jacksonville	Office	40,291	105,946	146,237
same store	Avenues Office Building 3	1995	Jacksonville	Office	71,620	72,928	144,548
same store	Avenues OW 2, Bldg 600	1996	Jacksonville	Office/Warehouse	132,318	46,085	178,403
same store	Avenues OSW 1, Bldg 100	1992	Jacksonville	Office/Showroom/Warehouse	30,465	55,115	85,580
same store	Avenues OSW 2, Bldg 200	1992	Jacksonville	Office/Showroom/Warehouse	57,632	41,860	99,492
same store	Avenues OSW 3, Bldg 500	1997	Jacksonville	Office/Showroom/Warehouse	97,893	74,533	172,426

7	Gran Park at the Avenues				505,629	534,514	1,040,143

same store	Southpoint Office Building 1	1999	Jacksonville	Office	77,962	112,724	190,686

1	The Office Centre at Southpoint				77,962	112,724	190,686

24	TOTAL NORTH REGION				3,065,941	2,909,221	190,686

same store	SouthPark Center- Office 1	1998	Orlando	Office	196,871	245,069	441,940
same store	SouthPark Center - Office 2	1999	Orlando	Office	488,685	212,338	701,023
same store	SouthPark Center - Office 3	2001	Orlando	Office	299,324	336,215	635,539
same store	SouthPark Center - Office 4	2000	Orlando	Office	124,102	204,168	328,270
same store	SouthPark Center - OSW 1	1998	Orlando	Office/Showroom/Warehouse	183,153	189,456	372,609
new in 2004	SouthPark Center II- Office 1000	2004	Orlando	Office	292,784	268,627	561,411

6	SouthPark Center				1,584,919	1,455,873	3,040,792

6	TOTAL CENTRAL REGION				1,584,919	1,455,873	3,040,792

[LOGO OF FLAGLER DEVELOPMENT COMPANY]

	Building Name	Year Built	Location	Type	Total Rentable SF	12/31/2005 Occupied SF	12/31/2005 Occupied %

same store	Flagler Station OW 1	1990	Miami	Office/Warehouse	109,216	109,216	100%
same store	Flagler Station OW 2	1991	Miami	Office/Warehouse	109,900	109,900	100%
same store	Flagler Station OW 3	1992	Miami	Office/Warehouse	80,860	80,860	100%
same store	Flagler Station OW 4	1993	Miami	Office/Warehouse	81,153	81,153	100%
same store	Flagler Station OW 5	1996	Miami	Office/Warehouse	103,200	103,200	100%
same store	Flagler Station OSW 1	1989	Miami	Office/Showroom/Warehouse	47,809	47,809	100%
same store	Flagler Station OSW 2	1989	Miami	Office/Showroom/Warehouse	79,840	79,840	100%
same store	Flagler Station OSW 3	1990	Miami	Office/Showroom/Warehouse	79,782	79,782	100%
same store	Flagler Station OSW 4	1992	Miami	Office/Showroom/Warehouse	79,670	79,670	100%
same store	Flagler Station OSW 5	1994	Miami	Office/Showroom/Warehouse	80,200	80,200	100%
same store	Flagler Station FLW 1	1991	Miami	Front Load Warehouse	119,333	119,333	100%
same store	Flagler Station FLW 2	1992	Miami	Front Load Warehouse	138,600	138,600	100%
same store	Flagler Station FLW 3	1993	Miami	Front Load Warehouse	138,600	138,600	100%
same store	Flagler Station FLW 4	1993	Miami	Front Load Warehouse	90,735	90,735	100%
same store	Flagler Station FLW 5	1994	Miami	Front Load Warehouse	119,400	119,400	100%
same store	Flagler Station FLW 6	1995	Miami	Front Load Warehouse	91,393	91,393	100%
same store	Flagler Station FLW 7	1995	Miami	Front Load Warehouse	91,393	91,393	100%
same store	Flagler Station DFLW 1	1993	Miami	Double Front Load Warehouse	238,530	185,930	78%
same store	Flagler Station RB 1	1989	Miami	Rail Building	69,680	69,680	100%
same store	Flagler Station RB 2	1991	Miami	Rail Building	70,000	70,000	100%
same store	Flagler Station RB 3	1993	Miami	Rail Building	119,400	119,400	100%
same store	Flagler Station RB 4	1994	Miami	Rail Building	138,600	138,600	100%
same store	Flagler Station SC 1	1994	Miami	Service Center	38,956	38,956	100%
same store	Flagler Station Phase II - Retail	2001	Miami	Retail	42,800	22,049	52%
same store	Flagler Station Phase II - Office 1	2000	Miami	Office	101,444	101,444	100%
new in 2005	Flagler Station Phase II - Office 2	2005	Miami	Office	238,420	238,420	100%
same store	Flagler Station Phase II - OW 1	1997	Miami	Office/Warehouse	103,200	103,200	100%
same store	Flagler Station Phase II - OW 22	1999	Miami	Office/Warehouse	179,832	179,832	100%
same store	Flagler Station Phase II - OW 23	1999	Miami	Office/Warehouse	179,832	179,832	100%
same store	Flagler Station Phase II - OW 24	1999	Miami	Office/Warehouse	179,672	179,672	100%
same store	Flagler Station Phase II - OW 26	2001	Miami	Office/Warehouse	200,709	200,709	100%
new in 2005	Flagler Station Phase II - OW 27	2005	Miami	Office/Warehouse	200,712	200,712	100%

32	Flagler Station				3,742,871	3,669,520	98%

acquired in 2005	Doral Concouse One	2001	Miami	Office	240,144	199,552	83%
acquired in 2005	Sunrise Corporate Plaza	1999	Sunrise	Office	106,648	106,648	100%

34	TOTAL SOUTH REGION				4,089,663	3,975,720	97%

64	TOTAL 100% OWNED OPERATING PROPERTIES (2)				7,391,832	7,032,583	95%

58	TOTAL SAME STORE PROPERTIES ONLY				6,357,104	6,042,626	95%

OPERATING PROPERTIES BY MARKET & TYPE
	North Region - Office				1,718,699	1,584,285	92%
	North Region - Industrial and Mixed Use				744,669	667,417	90%

	Total North Region				2,463,368	2,251,702	91%

	Central Region - Office				707,194	673,554	95%
	Central Region - Industrial and Mixed Use				131,607	131,607	100%

	Total Central Region				838,801	805,161	96%

	South Region - Office				686,656	646,064	94%
	South Region - Industrial and Mixed Use				3,360,207	3,307,607	98%
	South Region - Retail				42,800	22,049	52%

	Total South Region				4,089,663	3,975,720	97%

	Total Operating Properties (2)				7,391,832	7,032,583	95%

	Building Name	Year Built	Location	Type	Rental Properties Operating Profit 3 months ended 12/31/2005 (1)	Rental Properties Depreciation and Amortization 3 months ended 12/31/2005	Rental Properties Operating Profit before Depreciation and Amortization 3 months ended 12/31/2005 (1)

same store	Flagler Station OW 1	1990	Miami	Office/Warehouse	65,834	44,312	110,146
same store	Flagler Station OW 2	1991	Miami	Office/Warehouse	86,890	40,341	127,231
same store	Flagler Station OW 3	1992	Miami	Office/Warehouse	57,824	32,989	90,813
same store	Flagler Station OW 4	1993	Miami	Office/Warehouse	(350,025)	38,386	(311,639)
same store	Flagler Station OW 5	1996	Miami	Office/Warehouse	53,726	52,247	105,973
same store	Flagler Station OSW 1	1989	Miami	Office/Showroom/Warehouse	36,857	29,445	66,302
same store	Flagler Station OSW 2	1989	Miami	Office/Showroom/Warehouse	57,328	36,541	93,869
same store	Flagler Station OSW 3	1990	Miami	Office/Showroom/Warehouse	60,335	37,288	97,623
same store	Flagler Station OSW 4	1992	Miami	Office/Showroom/Warehouse	32,410	37,039	69,449
same store	Flagler Station OSW 5	1994	Miami	Office/Showroom/Warehouse	41,555	49,981	91,536
same store	Flagler Station FLW 1	1991	Miami	Front Load Warehouse	73,097	37,618	110,715
same store	Flagler Station FLW 2	1992	Miami	Front Load Warehouse	99,102	39,640	138,742
same store	Flagler Station FLW 3	1993	Miami	Front Load Warehouse	(126,136)	64,729	(61,407)
same store	Flagler Station FLW 4	1993	Miami	Front Load Warehouse	231,841	29,347	261,188
same store	Flagler Station FLW 5	1994	Miami	Front Load Warehouse	101,325	27,960	129,285
same store	Flagler Station FLW 6	1995	Miami	Front Load Warehouse	34,833	29,424	64,257
same store	Flagler Station FLW 7	1995	Miami	Front Load Warehouse	(12,320)	30,268	17,948
same store	Flagler Station DFLW 1	1993	Miami	Double Front Load Warehouse	143,264	70,071	213,335
same store	Flagler Station RB 1	1989	Miami	Rail Building	21,639	28,139	49,778
same store	Flagler Station RB 2	1991	Miami	Rail Building	37,064	25,477	62,541
same store	Flagler Station RB 3	1993	Miami	Rail Building	82,557	41,604	124,161
same store	Flagler Station RB 4	1994	Miami	Rail Building	87,073	38,432	125,505
same store	Flagler Station SC 1	1994	Miami	Service Center	37,239	32,642	69,881
same store	Flagler Station Phase II - Retail	2001	Miami	Retail	(9,961)	74,989	65,028
same store	Flagler Station Phase II - Office 1	2000	Miami	Office	135,767	115,152	250,919
new in 2005	Flagler Station Phase II - Office 2	2005	Miami	Office	534,279	312,906	847,185
same store	Flagler Station Phase II - OW 1	1997	Miami	Office/Warehouse	49,367	43,992	93,359
same store	Flagler Station Phase II - OW 22	1999	Miami	Office/Warehouse	37,216	143,446	180,662
same store	Flagler Station Phase II - OW 23	1999	Miami	Office/Warehouse	48,356	120,234	168,590
same store	Flagler Station Phase II - OW 24	1999	Miami	Office/Warehouse	188,130	47,434	235,564
same store	Flagler Station Phase II - OW 26	2001	Miami	Office/Warehouse	109,575	107,646	217,221
new in 2005	Flagler Station Phase II - OW 27	2005	Miami	Office/Warehouse	(19,148)	68,727	49,579

32	Flagler Station				2,026,893	1,928,446	3,955,339

acquired in 2005	Doral Concouse One	2001	Miami	Office	16,461	630,632	647,093
acquired in 2005	Sunrise Corporate Plaza	1999	Sunrise	Office	54,118	313,572	367,690

34	TOTAL SOUTH REGION				2,097,472	2,872,650	4,970,122

64	TOTAL 100% OWNED OPERATING PROPERTIES (2)				6,748,332	7,237,744	13,986,076

58	TOTAL SAME STORE PROPERTIES ONLY				5,734,720	5,428,516	11,163,236

OPERATING PROPERTIES BY MARKET & TYPE
	North Region - Office				2,315,568	2,492,349	4,807,917
	North Region - Industrial and Mixed Use				750,373	416,872	1,167,245

	Total North Region				3,065,941	2,909,221	5,975,162

	Central Region - Office				1,401,766	1,266,417	2,668,183
	Central Region - Industrial and Mixed Use				183,153	189,456	372,609

	Total Central Region				1,584,919	1,455,873	3,040,792

	South Region - Office				740,625	1,372,262	2,112,887
	South Region - Industrial and Mixed Use				1,366,808	1,425,399	2,792,207
	South Region - Retail				(9,961)	74,989	65,028

	Total South Region				2,097,472	2,872,650	4,970,122

	Total Operating Properties (2)				6,748,332	7,237,744	13,986,076

Same store properties include all properties that were in service for the full year 2004 and 2005.

Rental properties operating profit before depreciation and amortization is not a GAAP measurement. It is calculated by adding back depreciation and amortization to rental properties operating profit. Occupied SF represent all leases that have been executed and have commenced. It does not include leases that have been executed, but have not commenced.

(1) Included in rental properties operating profit and rental propertie operating profit before depreciation and amortization is $616,000 of net expense related to hurricane cost incurred during the three months ended 12/31/05.

(2) Properties in the lease up stage are not included in the information above. Rental properties operating profit, depreciation and amortization and operating profit before depreciation and amortization for the 3 months ended 12/31/2005 related to properties in the lease up stage is ($799), $526,073 and $525,274 respectively.

Office properties include Class-A office properties. Industrial and mixed-use properties include office/showroom/warehouse, office/warehouse, front load warehouse, double front load warehouse and rail building properties.

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FLAGLER DEVELOPMENT COMPANY

Lease Expirations (1) (square feet)

100% Owned Properties

Expirations Time Frame	North Region	Central Region	South Region	All Regions Total

01/01/06 - 12/31/06	153,002	29,513	624,939	807,454
01/01/07 - 12/31/07	196,695	65,009	348,455	610,159
01/01/08 - 12/31/08	275,475	92,367	582,785	950,627
01/01/09 - 12/31/09	863,006	15,437	794,580	1,673,023
01/01/10 - Thereafter	1,011,304	606,823	1,604,257	3,222,384

Total Square Feet	2,499,482	809,149	3,955,016	7,263,647	(2)

(1)	Lease expirations include all leases executed.

(2)

Difference between total expiring and total occupied represents leases that have been executed, but have not commenced (107,076 square feet), less leases that are in short-term extension status (197,939 square feet). Leases executed and not commenced include 321,927 square feet of leases executed in buildings that are currently in lease up or under construction phase and, therefore, are not included in the operating property portfolio.

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Real Estate Development Pipeline

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

OFFICE BUILDING UNDER CONSTRUCTION FLAGLER STATION, MIAMI, FLORIDA	INDUSTRIAL BUILDING IN LEASE UP FLAGLER STATION, MIAMI, FLORIDA

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

INDUSTRIAL BUILDING IN LEASE UP FLAGLER CENTER, JACKSONVILLE, FLORIDA	OFFICE BUILDING IN LEASE UP SOUTHPARK CENTER, ORLANDO, FLORIDA

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REAL ESTATE DEVELOPMENT PIPELINE

			Net Rentable Square Feet	Total Projected Costs	Total Costs to Date	Actual or Expected Certificate of Occupancy	% Leased/ Pre-leased
Development Projects - as of 12/31/05

Status	Ownership%

1 Lease Up	100%	Flagler Center - Lakeside Two	112,306			Apr-05	31%
2 Lease Up	100%	Deerwood North - Office 4	113,898			Jul-05	84%
3 Lease Up	100%	SouthPark Center II - Building 1200	136,414			Sep-05	0%
4 Lease Up	100%	Flagler Center - Building 700	151,178			Nov-05	86%
5 Lease Up	100%	Flagler Station - 25	160,211			Dec-05	0%

		Projects in Lease Up	674,007

6 Under Construction	100%	Flagler Station - Building 1100	118,723			Jun-06	52%

		Projects under Construction	118,723	14,579,951	2,899,706

7 Pre-development	100%	SouthPark Center - Building 700	83,000			TBD	0%
8 Pre-development	100%	Flagler Center - Lakeside One	112,306			Jan-07	0%
9 Pre-development	100%	SouthPark Center II - Building 1400	113,000			TBD	0%
10 Pre-development	100%	SouthPark Center II - Building 1500	113,000			TBD	0%
11 Pre-development	100%	Flagler Plaza	250,000			TBD	0%
12 Pre-development	100%	Flagler Station - 28	171,600			TBD	0%
13 Pre-development	100%	Flagler Station - 29	171,600			TBD	0%
14 Pre-development	100%	Flagler Station - Building 1200	118,723			TBD	0%

		Projects in Pre-development	1,133,229

		Total Development and Pre-development Projects	1,925,959

Lease up is defined as the status of a project that has been issued a certificate of occupancy, but has not reached the earlier of 90% occupancy or one year from issuance of certificate of occupancy.

Under construction is defined as the status of a building that is in the process of being developed, assembled, built or constructed. A building is considered to be under construction after construction has commenced and until a certificate of occupancy is received.

Pre-development phase is defined as the status of a project when investments have been made in engineering, architectural planning, design and permitting.

Land utilized in pre-development phase is considered land held for development until the property reaches the construction and lease up phase.

Total projected costs include actual and estimated costs on land, site work, building shell, tenant improvements and lease commissions. Total costs to date include all these costs actually expended to date.

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Land Holdings as of December 31, 2005

Property Name / Description	County	Approx. Acres	Use	Entitlements Office	Industrial	Other	Total

duPont Center	Duval	7	Office	500,000	—	—	500,000
Gran Park at The Avenues	Duval	14	Commercial	—	46,270	—	46,270
Flagler Center (1)	Duval	319	Commercial	2,724,388	59,241	132,000	2,915,629
SouthPark Center I	Orange	15	Commercial	163,000	—	—	163,000
SouthPark Center II	Orange	56	Commercial	1,466,655	—	98,000	1,564,655
Flagler Station I	Dade	2	Commercial	—	—	75,385	75,385
Flagler Station II - Section 6 (2)	Dade	156	Commercial	546,412	1,782,702	286,234	2,615,348
Office Centre at Southpoint	Duval	5	Office	59,448	—	—	59,448

SUBTOTAL - Held for Development (Within Parks)		574		5,459,903	1,888,213	591,619	7,939,735

Downtown Miami	Dade	8	Commercial	1,000,000	—	—	1,000,000
Flagler Plaza - Sunrise	Broward	41	Office	822,853	—	—	822,853
St Augustine Industrial Park	St. Johns	20	Industrial	—	297,600	—	297,600

SUBTOTAL - Held for Development (Entitled Tracts)		69		1,822,853	297,600	—	2,120,453

Lemberg North (Cordova Palms) (3)	St. Johns	449	Mixed Use	—	—	—	—
Lemberg South	St. Johns	651	Mixed Use	—	—	—	—
Miller Tract (Flagler Crossing) (3)	St. Johns	69	Mixed Use	—	—	—	—
Lakeland Central Park (3)	Polk	724	Industrial	—	—	—	—
Section 31 (adjacent to Flagler Station) (3)	Dade	81	Industrial	—	—	—	—

SUBTOTAL - Held for Development (Unentitled Tracts)		1,974		—	—	—	—

Remaining Land Holdings
Rio Parcel - Unentitled	Martin	14		—	—	—	—
Tico Tract - Unentitled	Brevard	229		—	—	—	—
Ft Pierce - K-4 - Unentitled	St. Lucie	320		—	—	—	—
Other	Various	3		—	—	—	—

SUBTOTAL - Held for Development (Unentitled Tracts)		566		—	—	—	—

TOTAL LAND HELD FOR DEVELOPMENT		3,183		7,282,756	2,185,813	591,619	10,060,188

Land Holdings herein represent all Flagler land owned excluding 578 acres of land under buildings and 811 acres of undevelopable land.

Property held for development within parks and entitled tracts are shown at net developable acreage. Unentitled tracts are shown at gross acreage. The land in the pre-development phase is included in this schedule. Once property reaches the construction and lease-up phase, it is no longer included in the “held for development” category.

Land Holdings shown above include land that is currently on the market or under contract at December 31, 2005.

(1) Also has entitlements for 500 multi-family units and 130 hotel rooms.

(2) Also has entitlements for 250 hotel rooms.

(3) In process of obtaining vested entitlements.

Railroad Property Under Development by Flagler Development Company

Lakeland Distribution Center (Key Safety)	Polk	117	Industrial	—	1,200,000	—	1,200,000
Miller Tract (3)	St. Johns	195	Mixed Use	—	—	—	—

TOTAL		312		—	1,200,000	—	1,200,000

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Land Held for Development

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

FLAGLER CENTER	FLAGLER STATION

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LAKELAND CENTRAL PARK	LEMBERG TRACT

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Land Held for Development-information and estimates for selected properties as of December 31, 2005

Flagler Center

Estimated Acres Available for Development			259
Estimated Value Range today per Acre (Land)(1) assumes infrastructure in place	$218,000	to	$350,000
Estimated Infrastructure time frame			0 years
- Start			N/A
- Finish			N/A
Estimated Remaining Infrastructure cost/Dev Acre			$—
Estimated Land Absorption			7-10 years
- Start			2006
Estimated remaining reimbursement of costs from an incremental tax district (expected to be received over the next 8 to 12 years)			$17,881,000
Amount excludes future interest receivable on unpaid reimbursement.

Flagler Station II-Section 6

Estimated Remaining Developable Acres			156
Estimated Value Range today per Acre (Land)(2) assumes infrastructure in place	$400,000	to	$525,000
Estimated Infrastructure time frame			0 year
- Start			N/A
- Finish			N/A
Est Remaining Infrastructure cost/ Dev Acre			$—
Estimated Land Absorption			5-7 years
- Start			2006

Section 31-adjacent to Flagler Station *

Estimated Developable Acres			51
Estimated Value Range today per Acre (Land)(3) assumes infrastructure in place	$350,000	to	$435,000
Estimated Infrastructure time frame			1 year
- Start			2007
- Finish			2007
Est Remaining Infrastructure cost/ Dev Acre			$182,000
Estimated Land Absorption			4-6 years
- Start			2008

*There may be a higher or better use for some or all of this land.

SouthPark Center I

Estimated Remaining Developable Acres			14
Estimated Value Range today per Acre (Land)(4) assumes infrastructure in place	$185,000	to	$218,000
Estimated Infrastructure time frame			0 years
- Start			N/A
- Finish			N/A
Est Remaining Infrastructure cost/ Dev Acre			$—
Estimated Land Absorption			2 years
- Start			2006

Flagler Plaza-Sunrise

Estimated Developable Acres			40
Estimated Value Range today per Acre (Land)(5) assumes infrastructure in place	$400,000	to	$500,000
Estimated Infrastructure time frame			1 year
- Start			2006
- Finish			2007
Est Remaining Infrastructure cost/ Dev Acre			$60,000
Estimated Land Absorption			5 years
- Start			2007

SouthPark Center II

Estimated Developable Acres			56
Estimated Value Range today per Acre (Land)(6) assumes infrastructure in place	$316,000	to	$392,000
Estimated Infrastructure time frame			0 years
- Start			N/A
- Finish			N/A
Est Remaining Infrastructure cost/ Dev Acre			$—
Estimated Land Absorption			5-7 years
- Start			2006

Lakeland Central Park

Estimated Remaining Developable Acres			386
Estimated Value Range today per Acre (Land)(7) assumes infrastructure in place	$152,000	to	$174,000
Estimated Infrastructure time frame			2 years
- Start			2006
- Finish			2008
Est Remaining Infrastructure cost/ Dev Acre			$42,750
Estimated Land Absorption			10 years
- Start			2007
Assumes additional vested entitlements are received through the DRI process.

Lakeland Distribution Center (Owned by Florida East Coast Railroad)

Estimated Remaining Developable Acres			64
Estimated Value Range today per Acre (Land)(8) assumes infrastructure in place	$152,000	to	$174,000
Estimated Infrastructure time frame			1 year
- Start			2006
- Finish			2006
Est Remaining Infrastructure cost/ Dev Acre			$57,000
Estimated Land Absorption			4 years
- Start			2007

(1) Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 82% Office - 6% Retail - 12% Other.
(2) Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 21% Office - 68% Industrial- 11% Other.
(3) Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 25% Office/Retail - 75% Industrial.
(4) Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Office.
(5) Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Office.
(6) Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 84% Office - 16% Retail.
(7) Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 13% Office - 78% Industrial - 9% Retail.
(8) Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Industrial.

The Company has not provided detailed information on the following properties that are listed on the previous page: duPont Center, Gran Park at The Avenues, Flagler Station I, Downtown Miami, Office Centre at Southpoint, Lemberg North, Lemberg South, Miller Tract, St. Augustine Industrial Park and remaining land holdings.

The company may from time to time supply updated or additional information or additional information in the future, but undertakes no obligation to do so and investors are cautioned that the information provided herein speaks only as of December 31, 2005.

NOTE:  Readers should refer to the Introduction page within this document for an in-depth review of Forward Looking Statements.

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Realty and Land Currently on the Market or Under Contract as of December 31, 2005

Flagler Development Company
On the Market

Property Name/Description	County	Approx. Acres	Asking Price

Flagler Station (hotel site)	Miami-Dade	2.7	$1,494,000
2 Parcels	Various	2.9	$1,500

TOTAL - Flagler Realty on the Market		5.6	$1,495,500

Florida East Coast Railway, L.L.C.
On the Market

Property Name/Description	County	Approx. Acres	Asking Price

Titusville/Edgewater Corridor	Brevard/Volusia	724.4	$12,100,000
New Smyrna Beach Tract	Volusia	16.0	$3,485,000
Pompano Market Parcel	Broward	3.5	$1,666,500
65th Street Parcel	Miami-Dade	5.7	$2,980,000

TOTAL - Railway Surplus Land on the Market		749.6	$20,231,500

TOTAL - Flagler Realty and Railway Surplus Land on the Market		755.2	$21,727,000

Flagler Development Company and Florida East Coast Railway, L.L.C.
Realty and Land Under Contract as of December 31, 2005

Property Name/Description	Transactions	Approx. Acres	Contract Prices

TOTAL - Flagler Realty under Contract	3	79.3	$16,750,475

TOTAL - Railway Surplus Land under Contract	5	57.2	$7,095,244

TOTAL - Flagler Realty and Railway Surplus Land under Contract	8	136.5	$23,845,719

Under Contract represents a signed agreement between two parties. In all cases, these agreements have contingencies and exit clauses enabling either or both parties to exit the agreement subject to various conditions.

Properties on the market and under contract held are shown at gross acreage.

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